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                      [BERKSHIRE HILLS BANCORP LETTERHEAD]


          BERKSHIRE HILLS BANCORP ANNOUNCES ANNUAL MEETING RESULTS;
                 PRESIDENT/CEO REPORTS ON 37% EARNINGS GROWTH
                           AND 20% LOAN GROWTH IN 2006

PITTSFIELD, MA - May 4, 2007 - Berkshire Hills Bancorp, Inc. (NASDAQ: BHLB), the holding company for Berkshire Bank, held its Annual Meeting of Stockholders on May 3, 2007 at the Crowne Plaza Hotel in Pittsfield, Massachusetts.

Four members of the Board of Directors were elected to three-year terms: John B. Davies, formerly Executive Vice President of Massachusetts Mutual Life Insurance Company and now Agent Emeritus; Rodney C. Dimock, Principal at Arrow Capital, LLC and formerly President of Cornerstone Properties; Edward G. McCormick, Managing Partner of the law firm of McCormick, Murtagh, & Marcus; and David E. Phelps, President and CEO of Berkshire Health Systems. Each will serve until the Annual Meeting of Stockholders in 2010. Stockholders also voted to ratify the appointment of Wolf & Company, P.C. as the independent auditors for 2007.

Michael P. Daly, President and Chief Executive Officer, addressed the meeting. He reported on the Company's 37% earnings growth and higher core earnings in 2006. Mr. Daly noted that the Company's branch expansion in the past two and a half years was matched in numbers and percent by only a handful of other banks nationally. Major initiatives in 2006 included completion of the integration of acquired Woronoco operations, the de novo branch expansion in the New York region, and the acquisition of five affiliated insurance agencies. As of year-end 2006, the Company's five-year total return on its stock exceeded both its broad market and industry comparative indices.

Mr. Daly also reviewed the Company's expectations for growth in 2007 as it progresses in building its culture as "America's Most Exciting Bank"SM. He commented on the Company's engaging environment where employees want to work and customers want to do business. He reviewed the 20% loan growth and 11% deposit growth recorded in 2006, and expectations for more double digit growth in 2007.

Berkshire Hills Bancorp, Inc. is the holding company for Berkshire Bank - America's Most Exciting BankSM. Established in 1846, Berkshire Bank is one of Massachusetts' oldest and largest independent banks and the largest banking institution based in Western Massachusetts. The Bank is headquartered in Pittsfield, Massachusetts with branches serving communities throughout Western Massachusetts and Northeastern New York. The Bank is transitioning into a regional bank and is positioning itself as the financial institution of choice in its retail and commercial markets, delivering exceptional customer service and a broad array of competitively priced deposit, loan, insurance, wealth management and trust services, and investment products. For more information on Berkshire Hills Bancorp, Inc. or Berkshire Bank, visit www.berkshirebank.com or call 800-773-5601.


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FORWARD-LOOKING STATEMENTS
--------------------------

Statements contained in this news release contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the beliefs and expectations of management. Since these statements reflect the views of management concerning future events, these statements involve risks, uncertainties, and assumptions. These risks and uncertainties include among others: changes in market interest rates and general and regional economic conditions; changes in government regulations; changes in accounting principles; the quality or composition of the loan and investment portfolios; and the achievement of anticipated future earnings benefits from recent acquisitions. In addition, the following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: adverse governmental or regulatory policies may be enacted; the risks associated with continued diversification of assets and adverse changes to credit quality; and difficulties associated with achieving expected future financial results. Additionally, other risks and uncertainties may be described in the Company's quarterly reports on Form 10-Q for the quarters ended March 31, June 30, and September 30 and in its annual report on Form 10-K, each filed with the Securities and Exchange Commission, which are available at the Securities and Exchange Commission's internet website (www.sec.gov) and to which reference is hereby made. Therefore, actual future results may differ significantly from results discussed in these forward-looking statements and undue reliance should not be placed on such statements. The Company assumes no obligation to update any forward-looking statements.


CONTACT
-------
David H. Gonci,
Corporate Finance Officer
413-281-1973